UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34856 (Commission File Number)	36-4673192 (I.R.S. Employer Identification No.)

One Galleria Tower

13355 Noel Road, 22nd Floor

Dallas, Texas 75240

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (214) 741-7744

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 par value per share	HHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below, the stockholders of The Howard Hughes Corporation (the “Company”) voted on May 14, 2020 to approve The Howard Hughes Corporation 2020 Equity Incentive Plan (the “2020 Plan”). The material terms of the 2020 Plan are described in Proposal No. 3 included in the Company's Proxy Statement, dated April 3, 2020, which description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Company, held on May 14, 2020, the stockholders elected the Company’s Board of Directors (the “Board”) and voted upon three Board proposals contained within the Company’s Proxy Statement, dated April 3, 2020.

The Board nominees were elected with the following vote:

Nominee	For	Against	Abstentions	Broker Non-Votes
William Ackman	30,359,727	2,061,746	238,322	3,618,040
Adam Flatto	29,905,941	2,393,405	360,449	3,618,040
Jeffrey Furber	29,564,546	2,734,587	360,662	3,618,040
Beth Kaplan	30,918,408	1,382,096	359,291	3,618,040
Paul Layne	31,788,292	632,244	239,259	3,618,040
Allen Model	29,904,299	2,394,419	361,077	3,618,040
R. Scot Sellers	29,190,287	3,108,465	361,043	3,618,040
Steven Shepsman	29,903,973	2,394,962	360,860	3,618,040
Mary Ann Tighe	30,368,567	1,931,954	359,274	3,618,040

The stockholders voted on the following proposals and cast their votes as described below:

Proposal	For	Against	Abstentions	Broker Non- Votes
An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers	29,053,592	3,566,989	39,214	3,618,040

Proposal	For	Against	Abstentions	Broker Non- Votes
A vote to approve The Howard Hughes Corporation 2020 Equity Incentive Plan	31,190,739	1,446,609	22,447	3,618,040

Proposal	For	Against	Abstentions
A vote to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2020	36,198,038	73,071	6,726

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	The Howard Hughes Corporation 2020 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOWARD HUGHES CORPORATION

	By:	/s/ Peter F. Riley
Peter F. Riley
Senior Executive Vice President, Secretary and
General Counsel

Date: May 20, 2020

3